UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 27, 2006

WESTWOOD ONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor New York, NY		10019

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 641-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Sections 5    Corporate Governance and Management
Item 5.02.    Departure of Directors or Principal Officers; Election of Directors: Appointment of Principal Officers.
        (b) On January 27, 2006, George L. Miles, Jr., a director of Westwood One, Inc. (the “Company”), notified the Company that he will resign as a director of the company, effective as of March 31, 2006.
        Mr. Miles serves on the Audit Committee of the Board of Directors of the Company.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.

Date: February 1, 2006	By:	/s/ David Hillman

Name: David Hillman Title: Senior Vice President, General Counsel and Secretary